SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. _____)

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                                                Rule 14a-6(e)(2))
   |_|  Definitive Proxy Statement
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   |_|  Soliciting Material Under Rule 14a-12

                            ICN Pharmaceuticals, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                   ICN Committee to Maximize Shareholder Value
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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


PRELIMINARY COPY:  SUBJECT TO COMPLETION
MATERIAL DATED APRIL 13, 2001

                     2001 ANNUAL MEETING OF STOCKHOLDERS OF
                            ICN PHARMACEUTICALS, INC.

                                 ---------------
                               PROXY STATEMENT OF
                 THE ICN COMMITTEE TO MAXIMIZE SHAREHOLDER VALUE
                              --------------------

         This Proxy Statement (this "Proxy Statement") and the enclosed [GOLD] proxy card are being furnished to you, the stockholders of ICN Pharmaceuticals, Inc., a Delaware corporation ("ICN" or the "Company"), in connection with the solicitation of proxies by SSP - Special Situations Partners Inc. ("SSP") and Providence Capital, Inc. ("Providence") who are acting together with three individuals to be nominated for election to the Board of Directors of ICN (the "Board"), Edward A. Burkhardt, General Ronald R. Fogleman, United States Air Force (Retired), and Steven J. Lee, as the ICN Committee to Maximize Shareholder Value (the "Committee," "us" or "we") for use at the 2001 annual meeting of stockholders of ICN, and at any adjournments or postponements thereof (the "2001 Annual Meeting").

         The Committee is soliciting proxies to take the following actions at the 2001 Annual Meeting:

         (1) to elect Messrs. Burkhardt, Fogleman and Lee to the Board each to serve until the 2004 annual meeting of ICN; and

         (2) to transact other business properly brought before the 2001 Annual Meeting.

         ICN has announced that the 2001 Annual Meeting will be held at [______] on [_______], 2001 [at ______________]. ICN has announced that the record date (the "Record Date") for determining stockholders entitled to notice of and to vote at the 2001 Annual Meeting will be [_______], 2001.

         As of the date of this Proxy Statement, the members of the Committee are, in the aggregate, the record or beneficial owners of 3,548,300 shares of common stock, par value $0.01 per share, of the Company (the "Common Stock"), which represents approximately 4.4% of the issued and outstanding Common Stock (80,236,646 shares as of March 12, 2001, based on information publicly disclosed by the Company in its annual report on Form 10-K for the year ended December 31, 2000, filed with the Securities and Exchange Commission (the "SEC") on April 2, 2001 (the "ICN 2000 Annual Report")).

Additional information concerning the Committee and the other participants in the solicitation is set forth under the heading "Information Concerning the Participants in the Solicitation."

                                *****************

         The enclosed [GOLD] proxy card may be executed by holders of record as of the Record Date. You are urged to sign and date the enclosed [GOLD] proxy card and return it in the enclosed envelope whether or not you plan to attend the 2001 Annual Meeting. Your last dated proxy is the only one that counts, so return the [GOLD] proxy card even if you delivered a prior proxy. We urge you not to return any proxy card sent to you by the Company.

                                *****************


                            MACKENZIE PARTNERS, INC.
                                156 Fifth Avenue
                               New York, NY 10010

                       email: proxy@mackenziepartners.com

                          Call Collect: (212) 929-5500
                          or Toll Free: (800) 322-2885
                            Facsimile: (212) 929-0308

                                *****************

         The date of this Proxy Statement is [________], 2001. This Proxy Statement is first being furnished to ICN stockholders on or about [_______], 2001.

                                  INTRODUCTION

         The Committee believes that, in accordance with the terms of an agreement between SSP and ICN, dated October 19, 2000 (the "SSP Agreement"), at the 2001 Annual Meeting, three persons will be elected as directors of ICN to hold office until the 2004 annual meeting and until their successors have been elected and qualified or until their earlier death, resignation or removal.

         In accordance with ICN's Bylaws, SSP has provided written notice to the Secretary of the Company of its intent to nominate for election to the Board at the 2001 Annual Meeting, and is soliciting your proxy in support of the election of, Edward A. Burkhardt, General Ronald R. Fogleman, United States Air Force (Retired), and Steven J. Lee (the "Committee Nominees"). We believe the Committee Nominees are highly qualified individuals based on their extensive business and professional experience. For more information regarding the Committee Nominees, see "The Election of Directors - The Committee Nominees" below.

         The Board currently consists of 14 directors divided into three classes. Under the SSP Agreement and the Company's Bylaws, the Company is required to reduce the size of the Board and procure that the directors elected at the 2001 Annual Meeting together with the directors elected at the annual meeting held in 2002 will constitute at least two-thirds of the Board.

         Although the Committee Nominees will not constitute a majority of the Board if elected, we believe their election will send a strong message to ICN and they will serve to closely monitor management's progress with respect to enhancing stockholder value. By virtue of the terms of the SSP Agreement and the Company's Bylaws, election of the Committee Nominees also will put stockholders in the position to ensure that following the 2002 annual meeting the Board will consist of a majority of directors nominated by ICN stockholders.

         YOUR VOTE IS IMPORTANT SO PLEASE SIGN, DATE AND MAIL YOUR [GOLD] PROXY CARD AT YOUR EARLIEST CONVENIENCE.

         If you wish to communicate with us concerning ICN and the matters discussed in this Proxy Statement, Eric Knight, Managing Director of SSP, can be reached at 011-377-93-10-61-40 and Herbert A. Denton, President of Providence, can be reached at (212) 888-3200. You can also contact us through the Committee's website at [http://www.ssp-specialsituationspartners.com].

         If you have any questions concerning this Proxy Statement or need help voting your shares, please call:

                         [Mackenzie Partners, Inc. logo]

                            MACKENZIE PARTNERS, INC.
                                156 Fifth Avenue
                               New York, NY 10010

                       email: proxy@mackenziepartners.com

                          Call Collect: (212) 929-5500
                          or Toll Free: (800) 322-2885
                            Facsimile: (212) 929-0308

                           WHY ARE WE SEEKING TO ELECT
                             THE COMMITTEE NOMINEES?

The Committee

         SSP is a privately owned firm which invests in publicly traded securities of companies it believes are substantially undervalued by the market, and works with the stockholders and management of such companies to maximize stockholder value. SSP's Chairman and controlling stockholder is Dr. Tito Tettamanti, a Swiss investor and industrialist. SSP has been a substantial stockholder of ICN since late 1999.

         Providence Capital is an independent, NASD-registered broker-dealer and investment bank specializing in corporate governance and stockholder matters. Providence was founded in 1991 and is based in New York City. Providence's president is Herbert A. Denton.

         The members of the Committee (SSP, Providence and their three nominees) own 3,548,300 shares of ICN, representing approximately 4.4% of the outstanding ICN shares, an investment with a market value as of [April 12, 2001] of over $[86] million.

Background

         We believe that ICN's shares trade at a significant discount - perhaps as much as 50% - to ICN's intrinsic value.

         ICN and its Chairman, Milan Panic, have repeatedly made clear over the last several years that they share our view that ICN is undervalued.(1) We have recently also been told by ICN management that ICN has "valuable strategic assets and a bright future" - which we accept and take for granted. Why then have ICN's shares been so undervalued for so long?

         It is our opinion that the market's persistent undervaluation of ICN results directly from ICN's corporate structure - which leaves investors in ICN exposed to Eastern Europe risk - and from a lack of confidence in the leadership of ICN's founder and Chairman, Milan Panic. We also believe that the incumbent Board is not sufficiently independent of Mr. Panic and has not adequately represented stockholders' interests.

--------

1 "[W]e believe [ICN]'s stock price is significantly undervalued." (Mr. Panic, in a press release announcing a stock repurchase program - September 1, 1998)

     "[W]e agree with [SSP] that ICN shares are undervalued." (Mr. Panic again, commenting on the filing of SSP's initial Schedule 13D - November 15, 1999)

     "[Mr. Panic] deemed the current market price for ICN stock to be undervalued in the marketplace." (ICN announcing that Mr. Panic had chosen not to engage in a previously disclosed sale of ICN shares - December 13,
     2000)

     The "value that is inherent in ICN" is "inadequately recognized under [ICN's] present structure." (Mr. Panic in his letter to stockholders - March 20, 2001)




         We are of the view that the correct solution for realizing the value in ICN is to divide ICN into three completely separate companies, each of which is independently managed and has a truly independent board of directors - with a much reduced role for Mr. Panic.

         This is the approach reflected in the restructuring plan announced by ICN as part of the SSP Agreement signed on October 19, 2000.

         We find, however, that the incumbent management and board of directors of ICN have failed to make genuine progress in implementing the above-mentioned plan and that their latest "revisions," announced last month, raise the specter of a significant retrenchment from their public commitments.

         These issues leave us with serious doubts as to the ability and willingness of the Company's incumbent management and board of directors to put the promised restructuring plan into effect and follow it to completion in a timely way. The pressure of scrutiny from directors who have been nominated by stockholders and who are wholly independent of incumbent management is, in our view, necessary to effectuate the prompt pursuit of increased stockholder value.

ICN's June Plan and the Market Reaction

         Through public statements and in meetings with the directors and management of ICN, SSP has actively encouraged ICN to take steps to address this situation since late 1999.

         On February 24, 2000, ICN announced that it had engaged investment bankers "to explore strategic alternatives in order to increase shareholder value," and on June 15, 2000, having concluded that dividing ICN into three separate public companies "would unlock the value of the components," ICN announced a plan to reorganize itself through initial public offerings of minority interests in two of its business units, Ribapharm and ICN International.

         Critically, ICN's June plan would have left Ribapharm and ICN International as consolidated, majority-owned subsidiaries of ICN, under the control of ICN's current management. Mr. Panic was to have been the chairman of all three companies and the chief executive officer of ICN.

         In the three trading days that followed the announcement of this plan, ICN's closing share price fell by 25% - from $34-5/16 on June 14 to $25-3/4 on June 19 - a loss of almost $700 million in market value for ICN stockholders.

         There is no doubt in our minds that ICN's June plan was soundly rejected by the market for failing to address what we believe are the main causes of ICN's chronic undervaluation:

         1. Milan Panic's leadership - under the June plan, as CEO of the parent company, Mr. Panic would have remained effectively "at the helm" of all three companies.

         2. ICN's exposure to Eastern Europe - under the June plan, ICN International (with its Eastern European operations) would have remained a consolidated subsidiary of ICN.

SSP's Alternative and ICN's October Commitments

         Following ICN's announcement of its June plan, SSP urged ICN's management to consider an alternative approach that would address these issues. SSP proposed a 100% separation of ICN's three business units into fully separate companies, each with independent boards and management, by means of tax-free "spin-offs" to ICN's stockholders.

         SSP also disclosed publicly that it was considering whether to nominate a slate of directors at ICN's 2000 annual meeting of stockholders.

         In October 2000, on the eve of the deadline for stockholder nominations, with no elements of its June plan having been realized, ICN signed the SSP Agreement. In exchange for SSP's agreement not to nominate directors at the 2000 annual meeting, ICN agreed to terms securing two important benefits for ICN stockholders: (A) a public commitment from ICN's Board to a revised restructuring plan reflecting the key elements of SSP's proposal, and (B) a means for ICN stockholders to enforce that commitment if in their view sufficient progress is not made.

         (A)  ICN's October commitment to its stockholders

         In a press release issued on October 20, 2000 as part of its agreement with SSP, in addition to reaffirming its intention to proceed with initial public offerings of minority interests in Ribapharm and ICN International, ICN announced significant revisions to its plan, informing stockholders that:

         o ICN's Board was committed to ensuring that ICN, Ribapharm and ICN International would be completely separated from each other as soon as possible with separate managements and truly independent Boards;

         o ICN's Board was committed to accomplish this separation through tax-free distributions to the ICN stockholders of ICN's entire remaining interest in Ribapharm and ICN International;

         o ICN's Board was committed to consider, in the exercise of its fiduciary duties, other strategic transactions, including a sale of part or all of ICN, that would provide alternative means to increase stockholder value;

         o ICN's Board would immediately initiate an internal and external search for a CEO for ICN (to be renamed ICN Americas); and

         o Mr. Panic would assume a reduced management role by relinquishing all management or board positions at Ribapharm and serving only as a non-executive chairman of ICN Americas. He would remain chairman and CEO only of ICN International.

         (B) Enforcement of ICN's October commitment

         As a means for SSP and the ICN stockholders to enforce ICN's public commitments, ICN agreed with SSP to hold the 2001 Annual Meeting by May 30, 2001 and its 2002 annual meeting by May 29, 2002 and to reduce the size of its Board to nine. The SSP Agreement also requires ICN to ensure that the directors elected at those two meetings will constitute at least two-thirds of the entire Board in May 2002.

         These agreements, now also reflected in ICN's Bylaws, provide ICN stockholders with the means to nominate and elect stockholder-nominated directors as a majority of the Board within the next fourteen months.

Why Are We Concerned?

         We are concerned because we believe the incumbent management and directors of ICN, after months and months of talk and promises, have not, in fact, made genuine progress in splitting ICN into three wholly-separate and independently-managed businesses to address the undervaluation of ICN or to enhance stockholder value.

         Despite the protestations of ICN and its Chairman that they remain committed to implementing a restructuring, almost one year has passed and the promised restructuring of ICN not only remains unfinished, it has to a large extent not even begun.

         As of today, ICN has not delivered to its stockholders any tangible results from its October commitments. ICN has not delivered on its commitment of a tax-free distribution of Ribapharm and ICN International shares. ICN has not delivered on its commitment to independent management and management changes. ICN has not delivered any alternative strategic transaction. And, no surprise to us, ICN shares remain chronically undervalued. ICN's share price today is below the prices immediately prior to both the June 15 and October 20 announcements.

         We are unconvinced and unimpressed by the litany of steps that Mr. Panic proudly presented as a "progress" report to the stockholders in March. Many of these items were old news - dating back to last August or before. Others are merely repetitions of previous statements about ICN's "intentions" and "proposals."

         We believe that other investors are equally unimpressed and skeptical. Following the announcement of the SSP Agreement and the October plan, ICN shares traded at prices as high as $41.75 on October 20, 2000 - their highest level since July 1998. Since then, the shares have returned to the levels which first led SSP to speak out.

         We are concerned because we no longer believe Mr. Panic and ICN's incumbent Board intend to deliver on their October commitments.

         On March 8, 2001, in a press release and letter to stockholders, ICN announced a revised structure for the offering of ICN International, now to be comprised of up to 40 percent of ICN International. According to the announcement, this offering is expected to be completed, "subject to market conditions," in the second quarter of 2001.

         The increased size of the proposed ICN International offering effectively scraps any possibility under current U.S. tax law of a subsequent tax-free distribution to stockholders of the remainder of that company. Indeed, ICN now says merely that it has a "longer-term intention" to sell its remaining stake.

         Similarly, the public offering of Ribapharm is now to occur only sometime in 2001, again with the reservation "subject to market conditions."

         In the meantime - however long that may be - ICN (still led by Mr. Panic and supervised by the incumbent Board) will continue to control both Ribapharm and ICN International.

         This appears to be just the result management intends. In a further statement on April 3, 2001, ICN said "ICN has valuable strategic assets and a bright future and these are best managed under ICN's existing board of directors, and the management which has been responsible for the growth of the company."

         We are concerned because ICN's March and April communications studiously avoid any mention whatsoever of last October's commitment to "ensur[e] that each of these three companies be completely separated from the others as soon as possible, with separate managements and truly independent boards" and because Mr. Panic's March letter to stockholders ominously refers back to the announcement of the June restructuring plan and makes no reference to the revised October plan.

         We are concerned and puzzled that Mr. Panic has indicated an intention to sell stock when ICN is supposedly in the process of a strategic restructuring
- whose execution is under Mr. Panic's control - designed to promote a higher stockholder value. On April 6, 2001, Mr. Panic gave notice of an intent to sell 100,000 ICN shares.

         We are concerned because we believe ICN's incumbent directors - none of whom were nominated by stockholders - are less independent of Mr. Panic and senior management than is desirable.

         Our fellow stockholders evidently also share this concern. At ICN's 2000 annual meeting, a mere four months ago, ICN stockholders approved by a wide majority of votes the resolution offered by TIAA-CREF expressing the view that ICN's board structure and composition raises "serious questions" about the Board's capacity to act independently of management. The incumbent Board opposed this resolution.

Serious Questions

         We are left - and we think many of our fellow stockholders are left - with serious questions and doubts.

         o Does ICN's Board remain committed to "ensuring that each of [ICN, Ribapharm and ICN International] be completely separated from the others as soon as possible with separate managements and truly independent Boards?"

         o Will investors recognize the full value of ICN's businesses so long as they remain under the ultimate control of ICN's incumbent management supervised by its incumbent Board?

         o If "market conditions" preclude long-promised public offerings of these companies, why won't ICN move forward by simply distributing 100% of Ribapharm to ICN stockholders?

         o What contingency measures, if any, are being planned by ICN's management to "unlock the value of ICN's businesses" and increase stockholder value in the event "market conditions" counsel against the planned offerings or if the conditions to a tax-free distribution of Ribapharm are not satisfied?

         o What has become of ICN's commitment to consider, "should the break-up plan not be fully implemented," alternative transactions, including a sale of part or all of ICN?

         o Do ICN's incumbent management and Board possess the ability or will to pursue a restructuring to timely completion and maximize value for stockholders?

         o When, if ever, does Milan Panic intend to relinquish the reins at any of ICN's businesses?

Why We Are Nominating Now

         At the time SSP agreed not to pursue a proxy fight at the 2000 annual meeting, it obtained agreements from ICN about the timing of the next two annual meetings and the size of the Board, expressly to provide a means to enforce ICN's public commitments regarding the restructuring plan, other strategic alternatives and the future management of ICN's businesses.

         For the reasons described above, we now feel obligated to put that mechanism to use, on behalf of all stockholders of ICN, and to elect to the Board a group of directors who have been nominated by stockholders, are wholly independent of management and are dedicated to the prompt pursuit of increased stockholder value.

         For these reasons we will nominate the Committee Nominees and are asking you to elect them to the Board.

What Will Our Nominees Do?

         The Committee Nominees are men of substantial business experience and integrity. They are wholly independent of Mr. Panic and ICN's current management and are committed to the maximization of stockholder value, through the proposed restructuring or by other means, as soon as practicable. See "The Election of Directors- The Committee Nominees" below.

         The Committee Nominees have personally invested in excess of $6 million in ICN shares and their interests are closely aligned with those of ICN's other stockholders.

         If elected, the Committee Nominees are committed to acting in the best interest of ICN's stockholders and, subject to their fiduciary duties as directors of ICN, will pursue diligently and promptly the proposed restructuring or other actions to maximize stockholder value. If elected, the Committee Nominees will not stand for further unnecessary delay and will act as an effective watchdog for the stockholders.

         Because ICN has a classified Board structure, if elected, the Committee Nominees will not constitute a majority of the Board. However, from their position on the Board, the Committee Nominees will be able to closely monitor management's progress with respect to enhancing stockholder value. Their presence on the Board, and the action of the stockholders in electing them to the Board, will send a strong message to ICN and the remaining directors regarding the desire of ICN's stockholders to have truly independent, stockholder-nominated representatives on the Board and the seriousness with which ICN stockholders take the Board's prior commitments regarding the enhancement of stockholder value.

         Equally important is the fact that, as a result of SSP's agreement with ICN, if all of the Committee Nominees are elected at the 2001 annual meeting, then the Committee or other interested stockholders would be in a position at ICN's 2002 annual meeting to propose sufficient additional nominees to ensure that, if elected, a majority of the Board would consist of directors nominated directly by ICN's stockholders. This is the only sanction available to stockholders if ICN's Board and management ultimately fail to deliver on their promises.

         We urge you to sign, date and return the enclosed [GOLD] proxy card (and not to return any proxy card sent to you by the Company) to help us pursue these objectives.

                            THE ELECTION OF DIRECTORS

         The Board currently consists of 14 directors. In accordance with the terms of the SSP Agreement and the Company's Bylaws, the Committee believes that at the 2001 Annual Meeting, three persons will be elected as directors of ICN to hold office until the 2004 annual meeting and until their successors have been elected and qualified or until their earlier death, resignation or removal. In accordance with ICN's Bylaws, SSP has provided written notice to the Secretary of the Company of its intent to nominate the Committee Nominees for election to the Board at the 2001 Annual Meeting.

         The Committee Nominees are Edward A. Burkhardt, General Ronald R. Fogleman, United States Air Force (Retired), and Steven J. Lee. We believe the Committee Nominees are highly qualified individuals based on their extensive business and professional experience.

The Committee Nominees

         The Committee proposes that the ICN stockholders elect the Committee Nominees to the Board at the 2001 Annual Meeting. The three Committee Nominees and certain information concerning their principal occupations or employment, beneficial ownership of Common Stock as of the date of this Proxy Statement, and other matters is set forth below. This information has been furnished to the Committee by the respective Committee Nominees.



                                           Principal Occupation and                     Number of
                                          Business Experience During                    Shares of           Percentage
 Name; Age; and                           Last Five Years; Current                     Common Stock         of Common
 Business Address                               Directorships                          Beneficially          Stock (1)
                                                                                          Owned



Edward A. Burkhardt; 62;         Mr. Burkhardt has been the President of Rail World,      250,000               *
8600 W. Bryn Mawr Ave.           Inc., a railway management consulting and investment
Suite 500N                       corporation specializing in privatizations, since
Chicago, IL  60631-3579          August 1999.  From 1987 though August 1999, Mr.
                                 Burkhardt held a number of positions with Wisconsin
                                 Central Transportation Corporation, including
                                 Chairman, President and Chief Executive Officer.
                                 Wisconsin Central Transportation Corporation is a
                                 holding company which operates a regional North
                                 American rail system in Wisconsin, Michigan,
                                 Illinois, Minnesota and Ontario. Wisconsin Central
                                 Transportation Corporation also owns minority
                                 interests in, and participates in the
                                 management of, rail operations in the United
                                 Kingdom and Australia, as well as ferry and
                                 rail operations in New Zealand.

Ronald R. Fogleman; 59;          General Ronald R. Fogleman, United States Air Force        1,000               *
406 Snowcap Lane                 (Retired), has been the President and Chief
Durango, CO  81303               Executive Officer of Durango Aerospace, Inc., an
                                 international aviation consulting services company,
                                 since 1998. Prior to joining Durango Aerospace,
                                 General Fogleman, who retired from the United
                                 States Air Force in September 1997, served as
                                 Chief of Staff of the United States Air Force
                                 from 1994 until 1997 and as Commander-in-Chief
                                 of the United States Transportation Command
                                 from 1992 until 1994. General Fogleman
                                 currently serves on the Board of Directors of
                                 North American Airlines, a feeder airline for
                                 El Al; Rolls Royce of North America; the
                                 International Airline Support Group, Inc.; Mesa
                                 Air Group, Inc.; and World Airways, Inc.

Steven J. Lee; 53;               Mr. Lee has been Chairman and Chief Executive             25,000               *
c/o PolyMedica Corporation       Officer of PolyMedica Corporation since June 1996.
11 State Street                  From 1990 to 1996, he was President and Chief
Woburn, MA  01801                Executive Officer of PolyMedica.  PolyMedica is a
                                 national medical products and services company.
                                 Through its Liberty Medical Supply subsidiary, it is
                                 the largest value-added provider of diabetic
                                 supplies to Medicare-eligible seniors.  Mr. Lee is
                                 also a director of Kensey Nash Corporation.

---------------

*        Denotes ownership of less than 1% of the outstanding shares of Common
         Stock.

(1) This percentage is calculated using 80,236,646 shares of Common Stock outstanding as of March 12, 2001, based on information publicly disclosed by the Company in the ICN 2000 Annual Report.

         The Committee Nominees will not receive any compensation from the Committee for agreeing to be nominated by the Committee or, if elected, for their services as directors of the Company. However, the Committee has agreed to indemnify each of the Committee Nominees against losses incurred arising out of or based upon being the Committee's nominee or a "participant in a solicitation." The Committee also has agreed to reimburse each of the Committee Nominees for their reasonable legal fees and expenses incurred in connection with each such nominee's participation in the solicitation of proxies as described in this Proxy Statement.

         The Committee expects that each of the Committee Nominees, if elected, will receive the Company's customary director's compensation. According to ICN's definitive proxy statement for the 2000 annual meeting of stockholders of ICN, filed with the SEC on November 27, 2000 (the "ICN 2000 Proxy Statement"), under compensation arrangements then in effect, non-employee members of the Board were paid an annual fee of $30,000, payable quarterly, plus a fee of $1,000 for every Board meeting attended and an additional fee of $1,000 for every committee meeting attended. In addition, Board members were reimbursed for their out-of-pocket expenses in attending the meetings. Non-employee directors on each April 18 also were granted options to purchase 15,000 shares of Common Stock. More current information regarding the Company's practices with respect to compensation of directors should be contained in ICN's definitive proxy statement for the 2001 Annual Meeting (the "ICN 2001 Proxy Statement") when it becomes available. The Committee also expects that each of the Committee Nominees, if elected, will be indemnified for his services as director of the Company to the same extent indemnification is available to directors of the Company under the Company's Restated Certificate of Incorporation or otherwise provided by the Company. In addition, the Committee expects that, upon their election, such nominees will be covered by the Company's officer and director liability insurance, assuming the Company has in effect a standard officer and director insurance policy.

         Although the Committee has no reason to believe that any Committee Nominee will be unable to serve as a director, if any one or more of the Committee Nominees shall not be available for election, the persons to be appointed as proxies shall vote all proxies received by the Committee for the election of any additional nominees as may be proposed by the Committee. If required, the Committee intends to distribute to the stockholders of the Company supplemental materials, including in the event that the Board takes action after the date of this Proxy Statement to increase the number of directors of the Company to be elected at the 2001 Annual Meeting. In addition, the Committee reserves the right to nominate substitute or additional persons if the Company makes or announces any other action that has, or if consummated would have, the effect of disqualifying any of the Committee Nominees. You are urged to carefully consider the Committee Nominees' qualifications and abilities to represent your interests.

                                      * * *

         WHEN YOU RETURN THE [GOLD] PROXY CARD YOU WILL BE VOTING FOR THE COMMITTEE NOMINEES TO SERVE AS DIRECTORS, UNLESS YOU APPROPRIATELY MARK YOUR CARD OTHERWISE.

         THE COMMITTEE BELIEVES THAT IT IS IN THE BEST INTEREST OF STOCKHOLDERS TO ELECT THE COMMITTEE NOMINEES AT THE 2001 ANNUAL MEETING, AND STRONGLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE COMMITTEE NOMINEES.

                                      * * *

         YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.


         PLEASE SIGN AND DATE THE [GOLD] PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE 2001 ANNUAL MEETING.

                                VOTING PROCEDURES

2001 Annual Meeting

         The Company has announced that the 2001 Annual Meeting will be held on [_______, 2001] at [________].

Voting and Revocation of Proxies

         For the proxy solicited hereby to be voted, the enclosed [GOLD] proxy card must be signed, dated, and returned to the ICN Committee to Maximize Shareholder Value c/o MacKenzie Partners, Inc. ("MacKenzie Partners") at the address set forth on the back page of this Proxy Statement, in the enclosed envelope, in time to be voted at the 2001 Annual Meeting. If you wish to vote "FOR" the Committee Nominees you must submit the enclosed [GOLD] proxy card and must NOT submit the Company's proxy card. If you have already returned the Company's proxy card, you have the right to revoke it as to all matters covered thereby and may do so by subsequently signing, dating, and mailing the enclosed [GOLD] proxy card. ONLY YOUR LATEST DATED PROXY WILL COUNT AT THE 2001 ANNUAL MEETING. Execution of a [GOLD] proxy card will not affect your right to attend the 2001 Annual Meeting and to vote in person.

         Any proxy may be revoked as to all matters covered thereby at any time prior to the time a vote is taken by (i) submitting to the Secretary of the Company or us a later dated written revocation or duly executed proxy; or (ii) attending and voting at the 2001 Annual Meeting in person (attendance at the 2001 Annual Meeting will not in and of itself constitute a revocation).

         Although a revocation will be effective if delivered only to the Company, the Committee requests that either the original or a copy of all revocations be mailed to the ICN Committee to Maximize Shareholder Value c/o MacKenzie Partners at the address set forth on the back page of this Proxy Statement, so that the Committee will be aware of all revocations and can more accurately determine if and when the requisite proxies have been received.

         Shares of Common Stock represented by a valid, unrevoked [GOLD] proxy card will be voted as specified. Shares represented by a [GOLD] proxy card where no specification has been made will be voted "FOR" the Committee Nominees. Except as set forth in this Proxy Statement, the Committee is not aware of any other matter to be considered at the 2001 Annual Meeting. If you return a [GOLD] proxy card and any other matter is presented at the 2001 Annual Meeting, the persons named on the enclosed [GOLD] proxy card will vote your shares in accordance with their best judgment concerning such matter.

         If any of your shares are held in the name of a brokerage firm, bank, bank nominee or other institution on the Record Date, only that institution can vote your shares and only upon its receipt of your specific instructions. Accordingly, please promptly contact the person responsible for your account at such institution and instruct that person to execute and return the [GOLD] proxy card on your behalf. You should also promptly sign, date and mail the voting instruction form (or [GOLD] proxy card) that your broker or banker sends you. Please do this for each account you maintain to ensure that all of your shares are voted. If any of your shares are held in the name of a brokerage firm, bank, bank nominee or other institution on the Record Date, to revoke your proxy you will need to give appropriate instructions to such institution. IF YOU DO NOT GIVE INSTRUCTIONS TO YOUR BROKER OR OTHER NOMINEE, YOUR SHARES WILL NOT BE VOTED.

Record Date and Voting Power

         Only holders of record as of the close of business on [________, 2001], the Record Date for the 2001 Annual Meeting, will be entitled to vote at the 2001 Annual Meeting. If you are a stockholder of record on the Record Date, you will retain your voting rights for the 2001 Annual Meeting even if you sell such shares after the Record Date. Accordingly, it is important that you vote the shares you own on the Record Date or grant a proxy to vote such shares, even if you sell some or all of your shares after the Record Date.

         The shares of Common Stock are the only shares of capital stock of ICN entitled to notice of, and to vote at, the 2001 Annual Meeting. According to publicly filed information, as of March 12, 2001, there were 80,236,646 shares of Common Stock issued and outstanding. Every holder of shares of Common Stock is entitled to one (1) vote for each share of Common Stock held.

Quorum and Required Vote

         In accordance with ICN's Bylaws, at the 2001 Annual Meeting, a majority of the shares of Common Stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum. For the election of directors, nominees receiving a plurality of the votes cast at the 2001 Annual Meeting in person or by proxy will be elected as directors. "Plurality" means the nominees who receive the largest number of votes cast. Shares not voted will have no effect on the election of directors.

         Abstentions and broker non-votes will be treated as present for purposes of determining the presence of a quorum. "Broker non-votes" are shares as to which a broker indicates on a proxy that it does not have discretionary authority and has not received voting instructions from the beneficial owner on a particular matter. Abstentions and broker non-votes will not be taken into account in determining, and shall have no effect on, the outcome of the election of directors. Given that this is a contested election, we do not expect that there will be any broker non-votes.

         Inspectors of election that are appointed by the Board or, if no such appointment is made or such inspectors fail to appear or act, by the chairman of the 2001 Annual Meeting (appointed in accordance with the Bylaws of the Company), will tabulate the votes cast at the 2001 Annual Meeting.

         If you have questions, or need further assistance, please call MacKenzie Partners at (800) 322-2885 (toll-free) or at (212) 929-5500 (call collect). You may also send an email to proxy@mackenziepartners.com.

                             SOLICITATION OF PROXIES

         In connection with the Committee's solicitation of proxies for use at the 2001 Annual Meeting, proxies may be solicited by mail, courier service, advertisement, telephone, telecopier or other electronic means, and in person. Solicitations may be made, in the manner set forth in this Proxy Statement, by SSP's and Providence's directors, managers, officers and other employees, and by the Committee Nominees, none of whom will receive additional compensation for such solicitations. We may request banks, brokerage firms, and other custodians, nominees and fiduciaries to forward all of the solicitation materials to the beneficial owners of the shares of Common Stock they hold of record. We will reimburse these record holders for customary clerical and mailing expenses incurred by them in forwarding these materials to their customers.

         We have retained MacKenzie Partners for solicitation and advisory services in connection with the solicitation of proxies at an estimated fee of $[_______], together with reimbursement for its reasonable out-of-pocket expenses. MacKenzie Partners has informed us that it would employ up to approximately [___] persons to solicit proxies for use at the 2001 Annual Meeting.

         All expenses associated with any solicitation of proxies by us in connection with the 2001 Annual Meeting will be borne directly by the Committee. SSP and Providence shall bear all expenses incurred on behalf of the Committee. If the Committee Nominees are elected to the Board, the Committee intends to seek reimbursement of the costs of this solicitation from the Company. Unless otherwise required by law, the Committee does not currently intend to submit the question of reimbursement of the costs of this solicitation to a stockholder vote. We estimate that the costs incidental to our solicitation of proxies, including expenditures for advertising, printing, postage, legal and related expenses will be approximately $[______]. Total costs incurred to the date of this Proxy Statement by us have been approximately $[______].

                           INFORMATION CONCERNING THE
                        PARTICIPANTS IN THE SOLICITATION

         The Committee; SSP; Providence; Eric Knight, Managing Director of SSP; Dr. Tito Tettamanti, Chairman of SSP; Herbert A. Denton, President of Providence; Edward A. Burkhardt, a Committee Nominee; General Ronald R. Fogleman, United States Air Force (Retired), a Committee Nominee; and Steven J. Lee, a Committee Nominee; may each be deemed a "participant" in the solicitation contemplated by this Proxy Statement, as the term "participant" is defined in the proxy rules promulgated by the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (each such person, a "Participant," and collectively, the "Participants"). Information concerning the Participants is set forth below and on Schedule I hereto, and with respect to the Committee Nominees additional information is set forth under the heading "The Election of Directors - The Committee Nominees."

         SSP is a Cayman Islands company formed for the purpose of investing in publicly traded securities that SSP believes are substantially undervalued. The principal business office of SSP is located at 4th Floor, Bank of Nova Scotia Building, P.O. Box 268, Grand Cayman (Cayman Islands), British West Indies. If you wish to communicate with SSP concerning ICN and the matters discussed in this Proxy Statement, Eric Knight, Managing Director of SSP, may be reached at 011-377-93-10-61-40. You may also contact SSP at SSP's website: http://www.ssp-specialsituationspartners.com.

         As of the date of this Proxy Statement, SSP is the record owner of 125,000 shares of Common Stock and, including such shares, is the beneficial owner of 3,184,300 shares of Common Stock (excluding any shares of Common Stock owned beneficially by Providence or the Committee Nominees which SSP may be deemed to beneficially own, but including certain shares Providence has the right to acquire from SSP). SSP intends to vote such shares of Common Stock "FOR" the Committee Nominees. Providence has the right to acquire 120,000 shares of Common Stock from SSP pursuant to the agreement described below. See "Certain Transactions Involving the Participants."

         Providence is a Delaware corporation engaged in the investment banking and stock brokerage businesses. The principal business office of Providence is located at 730 Fifth Avenue, New York, New York, 10019. If you wish to communicate with Providence concerning ICN and the matters discussed in this Proxy Statement, Herbert A. Denton, President of Providence, can be reached at
(212) 888-3200.

         As of the date of this Proxy Statement, Providence may be deemed to be the beneficial owner of 88,000 shares of Common Stock (excluding any shares of Common Stock beneficially owned by SSP or the Committee Nominees which Providence may be deemed to own beneficially, and excluding shares of Common Stock which Providence has the right to acquire from SSP). Providence intends to vote such shares of Common Stock "FOR" the Committee Nominees. Providence also has the right to acquire (and thus may be deemed to be the beneficial owner of) 120,000 shares of Common Stock from SSP pursuant to the agreement described below. See "Certain Transactions Involving the Participants."

         The Committee is an unincorporated association that does not have any officers or employees and does not beneficially own any securities of the Company. The business address of the Committee is ICN Committee to Maximize Shareholder Value, c/o Providence Capital, Inc., 730 Fifth Avenue, New York, New York, 10019. You may also contact the Committee at its website:
[http://www.ssp-specialsituationspartners.com].

         Dr. Tito Tettamanti is Chairman of SSP. Dr. Tito Tettamanti's business address is 34-36 Grays Inn Road, London WC1X 8NN, England. As of the date of this Proxy Statement, Dr. Tettamanti is not the beneficial owner of any securities of the Company, except to the extent he may be deemed to be the beneficial owner of securities of the Company which are beneficially owned by SSP.

         Eric Knight is Managing Director of SSP. Eric Knight's business address is La Mamounia, 3963 Crans, Switzerland. As of the date of this Proxy Statement, Mr. Knight is not the beneficial owner of any securities of the Company, except to the extent he may be deemed to be the beneficial owner of securities of the Company which are beneficially owned by SSP.

         Herbert A. Denton's principal occupation is President of Providence. Herbert A. Denton's business address is Providence Capital, Inc., 730 Fifth Avenue, New York, New York, 10019. As of the date of this Proxy Statement, Herbert A. Denton may be deemed to be the beneficial owner of all securities of the Company which are beneficially owned by Providence.

         For information relating to transactions by each of the Participants in securities of the Company over the past two years, see Schedule I hereto.

         Each of the Committee Nominees, as well as Eric Knight, Dr. Tito Tettamanti and Herbert A. Denton, may communicate with stockholders of ICN in the manner contemplated by this Proxy Statement on behalf of the Committee.

                              CERTAIN TRANSACTIONS
                           INVOLVING THE PARTICIPANTS

         SSP, Providence and the Committee Nominees are party to an agreement pursuant to which (i) SSP, Providence and the Committee Nominees have agreed to cause all shares of Common Stock beneficially owned by them on the Record Date to be represented in person or by proxy at the 2001 Annual Meeting and to be voted for the Committee Nominees and for such other actions as may be necessary or helpful to cause the election of the Committee Nominees to the Board, and
(ii) SSP and Providence have agreed to bear the costs incurred by the Committee in connection with the solicitation of proxies by the Committee with respect to the 2001 Annual Meeting on a pro rata basis in proportion to their relative beneficial ownership of Common Stock as of the date of the 2001 Annual Meeting.

         On March 16, 2001, SSP and Providence entered into an agreement pursuant to which SSP granted to Providence an option to purchase up to 120,000 shares of Common Stock from SSP at $30.68 per share, exercisable during the period commencing on the conclusion of the 2001 Annual Meeting and ending on August 30, 2002.

         For a description of the SSP Agreement, see "Why Are We Seeking to Elect the Committee Nominees."

         Except as set forth in this Proxy Statement (including the Schedule hereto), none of the Participants or any of their respective associates: (i) directly or indirectly beneficially owns any shares of Common Stock or any other securities of the Company or any of its subsidiaries; (ii) has had any relationship with the Company in any capacity other than as a stockholder, or is or has been a party to any transaction, or series of transactions, since the beginning of Company's last fiscal year with respect to any securities of the Company; (iii) knows of any transactions since the beginning of Company's last fiscal year, currently proposed transactions, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $60,000 and in which any of them or their respective associates had, or will have, a direct or indirect material interest; or (iv) has any interest in the matters to be voted on at the 2001 Annual Meeting, other than an interest, if any, as a stockholder of the Company or, with respect to the Committee Nominees, as a nominee for director.

         In addition, other than as set forth in this Proxy Statement (including the Schedule hereto), there are no contracts, arrangements or understandings entered into by any of the Participants or any of their respective associates within the past year with any person with respect to any of the Company's securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

         Except as set forth in this Proxy Statement (including the Schedule hereto), none of the Participants or any of their respective associates has entered into any agreement or understanding with any person with respect to (i) any future employment by the Company or its affiliates or (ii) any future transactions to which the Company or any of its affiliates will or may be a party.

         Except as set forth in this Proxy Statement (including the Schedule hereto), none of the Committee Nominees has, since the beginning of the Company's last fiscal year, been indebted to the Company or any of its subsidiaries in an amount that exceeds $60,000.

                          CERTAIN INFORMATION ABOUT ICN

         ICN is a Delaware corporation with its principal executive office located at ICN Plaza, 3300 Hyland Avenue, Costa Mesa, California, 92626. The telephone number of ICN is (714) 545-0100.

         ICN is subject to the informational requirements of the Exchange Act and in accordance therewith files reports, proxy statements, and other information with the SEC. Reports, registration statements, proxy statements, and other information filed by ICN with the SEC can be inspected and copied at the public reference facilities maintained by the SEC at the Public Reference Room, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. Documents filed electronically by ICN are also available at the SEC's Web site: http://www.sec.gov.

         Based solely on our review of the ICN 2000 Proxy Statement, and certain other publicly available information filed with the SEC thereafter, to our knowledge no person is known, as of the date hereof, to be the beneficial owner of more than 5% of the outstanding shares of Common Stock.

         The Committee does not have any information with respect to the beneficial ownership of Common Stock by the directors and executive officers of the Company as of a date more recent than October 31, 2000, as contained in the ICN 2000 Proxy Statement. According to the ICN 2000 Annual Report, more up-to-date information with respect to the beneficial ownership of Common Stock by the directors and executive officers of the Company will be set forth in the ICN 2001 Proxy Statement when it becomes available under the caption "Ownership of the Company's Securities."

         The Committee anticipates that the ICN 2001 Proxy Statement will contain information concerning, among other things, (i) the background of ICN's nominees for the Board, (ii) the compensation paid and payable to the directors and executive officers of ICN, (iii) information with respect to the beneficial ownership of Common Stock by the directors and executive officers of the Company, (iv) the committees of ICN's Board and their members, and (v) the meetings of ICN's Board and all committees thereof. The Committee assumes no responsibility for the accuracy or completeness of such information.

                        OTHER MATTERS TO BE CONSIDERED AT
                             THE 2001 ANNUAL MEETING

         Except as set forth in this Proxy Statement, we are not aware of any proposals to be brought before the 2001 Annual Meeting. However, we intend to bring before the 2001 Annual Meeting such business as may be appropriate, including without limitation nominating additional persons for directorships or making other proposals as may be appropriate, to address any action of the Board not publicly disclosed prior to the date of this Proxy Statement. Should other proposals be brought before the 2001 Annual Meeting, the persons named as proxies in the enclosed [GOLD] proxy card will vote on such matters at their discretion.

                            STOCKHOLDER PROPOSALS FOR
                        THE COMPANY'S 2002 ANNUAL MEETING

         As of the date hereof, the Company has not disclosed the date prior to which notice of nominations for election to the Board or stockholder proposals in respect of the Company's 2002 annual meeting of stockholders must be delivered to the Company. The Committee believes that, in determining these dates, the following principles apply:

         o Under Rule 14a-8 promulgated under the Exchange Act, in order for stockholder proposals to be considered for inclusion in the Company's proxy statement for the 2002 annual meeting of stockholders, such proposals must be received by the Secretary of the Company at the Company's principal executive offices not less than 120 calendar days prior to the anniversary of the date the ICN 2001 Proxy Statement is released. If an annual meeting is not held in 2001 or if the date of the 2002 annual meeting varies by more than 30 days from the anniversary of the date of the 2001 Annual Meeting, the Company will be required to establish a deadline a reasonable time prior to printing and mailing its proxy materials for the 2002 annual meeting.

         o Under Article Ninth of the Company's Restated Certificate of Incorporation for notices of nominations, and under Article Eighth of the Company's Restated Certificate of Incorporation for other business to be properly brought before an annual meeting, notice must be given to the Secretary of the Company at the Company's principal executive offices not less than 60 nor more than 90 days prior to the scheduled date of such meeting; provided, however, that if less than 70 days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be given not later than the close of business on the 10th day following the earlier of (i) the day on which the notice of the date of the meeting was mailed, or (ii) the day on which such public disclosure was made.

         Further information regarding the applicable dates for nominations of directors and stockholder proposals should be contained in the ICN 2001 Proxy Statement.

                             ADDITIONAL INFORMATION

         The information concerning the Company contained in this Proxy Statement and the Schedule attached hereto has been taken from, or is based upon publicly available information. Although the Committee does not have any information that would indicate that any information contained in this Proxy Statement concerning the Company is inaccurate or incomplete, the Committee does not take any responsibility for the accuracy or completeness of such information.

         Questions, or requests for additional copies of this Proxy Statement, should be directed to:

                            MACKENZIE PARTNERS, INC.
                                156 Fifth Avenue
                               New York, NY 10010

                       email: proxy@mackenziepartners.com

                          Call Collect: (212) 929-5500
                          or Toll Free: (800) 322-2885
                            Facsimile: (212) 929-0308

                                   SCHEDULE I

                    TRANSACTIONS IN SECURITIES OF THE COMPANY
                               BY THE PARTICIPANTS

         Other than as set forth below, none of the Participants has purchased or sold securities of the Company in the last two years.

       Schedule of Transactions by SSP - Special Situations Partners Inc.


                          Transactions in Common Stock

          Date of Transaction         Nature of Transaction       Number of Shares of
                                                                      Common Stock

           September 23, 1999              Purchased                     25,000
           September 24, 1999              Purchased                     50,000
           September 27, 1999              Purchased                     20,000
           September 28, 1999              Purchased                     18,000
           September 29, 1999              Purchased                     20,000
           October 1, 1999                 Purchased                     19,900
           October 4, 1999                 Purchased                     30,000
           October 5, 1999                 Purchased                      5,000
           October 8, 1999                 Purchased                     17,500
           October 13, 1999                Purchased                     25,000
           October 15, 1999                Purchased                     25,000
           October 18, 1999                Purchased                     10,000
           October 20, 1999                Purchased                     14,600
           October 22, 1999                Purchased                     90,000
           October 26, 1999                Purchased                    208,100
           October 27, 1999                Purchased                    123,300
           October 28, 1999                Purchased                    106,700
           October 29, 1999                Purchased                     68,000
           November 1, 1999                Purchased                    102,200
           November 2, 1999                Purchased                     67,300
           November 3, 1999                Purchased                    100,000
           November 5, 1999                Purchased                    125,000
           November 8, 1999                Purchased                     49,400
           November 9, 1999                Purchased                     33,500
           November 10, 1999               Purchased                     33,100
           November 19, 1999               Purchased                     30,000
           November 22, 1999               Purchased                     29,200
           November 23, 1999               Purchased                    120,000
           November 24, 1999               Purchased                    127,700
           November 29, 1999               Purchased                     32,800
           November 30, 1999               Purchased                     50,000
           December 1, 1999                Purchased                     54,300
           December 2, 1999                Purchased                     22,500
           December 3, 1999                Purchased                     55,000
           December 6, 1999                Purchased (1)                  5,200
           December 10, 1999               Purchased (1)                  4,100
           December 27, 1999               Purchased                     30,000
           December 28, 1999               Purchased                     25,000
           December 30, 1999               Purchased                     15,000
           January 28, 2000                Purchased                      8,000
           February 22, 2000               Purchased (1)                    400
           February 24, 2000               Purchased (1)                  5,000
           March 20, 2000                  Purchased (1)                 50,000
           March 30, 2000                  Purchased                     20,000
           April 4, 2000                   Purchased                    100,000
           April 5, 2000                   Purchased                     18,800
           April 6, 2000                   Purchased                     41,500
           April 7, 2000                   Purchased                     90,000
           April 10, 2000                  Purchased                     50,000
           April 11, 2000                  Purchased                     60,000
           April 12, 2000                  Purchased                      7,300
           June 19, 2000                   Purchased                    125,000
           June 23, 2000                   Purchased                     30,000
           June 26, 2000                   Purchased                     30,000
           July 10, 2000                   Purchased                    125,000
           July 13, 2000                   Purchased                     40,000
           July 21, 2000                   Purchased                     63,400
           July 24, 2000                   Purchased                    137,500
           July 25, 2000                   Purchased                    100,000
           July 26, 2000                   Purchased                    100,000
           November 15, 2000                 Sold    (2)                 (5,000)
                                     ------------------------------------------
                                                           Total:     3,184,300


         (1)  Purchase made pursuant to a previously outstanding put option.

         (2) On November 15, 2000, SSP transferred 1,000 shares of Common Stock to each of five individuals in connection with such individuals' agreement to be nominated by SSP as a director at the 2000 annual meeting of the Company.

              Transactions in Call and Put Options for Common Stock

          Date of Transaction         Nature of Transaction           Number of Underlying
                                                                     Shares of Common Stock

           October 21, 1999             Purchased Call                       2,500
           October 21, 1999             Purchased Call                       2,500
           October 21, 1999             Purchased Call                       5,000
           October 22, 1999             Purchased Call                       7,000
           October 25, 1999             Purchased Call                       1,000
           October 26, 1999             Purchased Call                       5,000
           October 29, 1999             Purchased Call                       5,000
           October 29, 1999             Purchased Call                       5,000
           October 29, 1999             Purchased Call                      25,000
           October 29, 1999             Purchased Call                      25,000
           October 29, 1999                   Sold Put                       7,500
           October 29, 1999                   Sold Put                       2,500
           October 29, 1999                   Sold Put                      25,000
           October 29, 1999                   Sold Put                      25,000
           November 2, 1999             Purchased Call                      25,000
           November 2, 1999             Purchased Call                      15,000
           November 2, 1999             Purchased Call                      10,000
           November 2, 1999             Purchased Call                   2,500,000
           November 2, 1999                   Sold Put                      25,000
           November 2, 1999                   Sold Put                      15,000
           November 2, 1999                   Sold Put                      10,000
           November 3, 1999             Purchased Call                      25,000
           November 3, 1999             Purchased Call                      10,000
           November 3, 1999             Purchased Call                   1,000,000
           November 3, 1999                   Sold Put                      25,000
           November 3, 1999                   Sold Put                      10,000
           November 3, 1999                   Sold Put                       5,000
           November 3, 1999                   Sold Put                       5,000
           November 4, 1999             Purchased Call                      10,000
           December 9, 1999                  Sold Call                       2,000
           December 9, 1999              Purchased Put                      10,000
           December 9, 1999              Purchased Put                      10,000
           December 10, 1999                 Sold Call                      12,500
           December 10, 1999                 Sold Call                       5,000
           December 10, 1999                 Sold Call                      10,000
           December 10, 1999                 Sold Call                       2,500
           December 10, 1999             Purchased Put                      10,000
           December 10, 1999             Purchased Put                      10,000
           December 10, 1999             Purchased Put                       2,500
           December 10, 1999             Purchased Put                      27,500
           December 10, 1999             Purchased Put                      10,000
           December 10, 1999             Purchased Put                         700
           December 10, 1999             Purchased Put                       5,000
           December 13, 1999                 Sold Call                      30,000
           December 14, 1999                 Sold Call                       5,000
           December 15, 1999                 Sold Call                       5,000
           December 15, 1999                 Sold Call                      10,000
           December 16, 1999                 Sold Call                       2,500
           December 16, 1999                 Sold Call                       7,400
           December 16, 1999                 Sold Call                       1,600
           December 17, 1999                 Sold Call                       2,500
           December 17, 1999                 Sold Call                       4,500
           December 17, 1999                 Sold Call                       4,500
           March 16, 2000                    Sold Call                      25,000
           March 16, 2000                    Sold Call                      27,500
           March 16, 2000                    Sold Call                       2,500
           March 17, 2000                Purchased Put                       4,600
           May 17, 2000                 Purchased Call                   2,500,000
           May 17, 2000                      Sold Call                   2,500,000
           May 22, 2000                 Purchased Call                   1,000,000
           May 22, 2000                      Sold Call                   1,000,000
           June 9, 2000                 Purchased Call                      10,000
           June 9, 2000                 Purchased Call                      15,000
           June 9, 2000                 Purchased Call                      10,000
           June 9, 2000                 Purchased Call                      20,000
           September 8, 2000                 Sold Call                       5,000
           September 11, 2000                Sold Call                       5,000
           September 11, 2000                Sold Call                       5,000
           December 1, 2000                  Sold Call                      20,000
           March 16, 2001                    Sold Call                     120,000

         Other than the option granted to Providence by SSP on March 16, 2001 in respect of 120,000 shares of Common Stock, SSP has no put or call options with respect to Common Stock outstanding as of the date of this Proxy Statement.

    Schedule of Transactions by Providence Capital, Inc. / Herbert A. Denton

                          Transactions in Common Stock

          Date of Transaction         Nature of Transaction      Number of Shares of
                                                                       Common Stock

           January 30, 2001                  Purchased (1)                  15,000
           January 30, 2001                  Purchased (3)                   5,000
           February 1, 2001                  Purchased (1)                  32,000
           February 1, 2001                  Purchased (3)                  20,000
           February 5, 2001                       Sold (1)                  (5,000)
           February 5, 2001                       Sold (3)                  (5,000)
           February 12, 2001                 Purchased (1)                   8,000
           February 12, 2001                 Purchased (3)                   5,000
           February 15, 2001                 Purchased (1)                     500
           February 16, 2001                 Purchased (1)                   5,000
           February 21, 2001                      Sold (1)                  (5,000)
           February 27, 2001                      Sold (1)                  (5,000)
           March 1, 2001                     Purchased (1)                   5,000
           March 8, 2001                     Purchased (3)                   2,500
           March 12, 2001                    Purchased (2)                   5,000
           March 21, 2001                    Purchased (1)                   4,500
           March 22, 2001                    Purchased (3)                   2,500
           March 30, 2001                         Sold (1)                  (7,000)
                                         -----------------------------------------
                                                                   Total    83,000


     (1) Transaction effected by US Value Investment Company PLC of which Providence Advisors, LLC is the investment advisor. Mr. Denton is the sole managing member of Providence Advisors, LLC.

     (2) Transaction effected by Providence Capital, Inc. Mr. Denton is the record owner of 90% of the outstanding equity securities of Providence Capital, Inc.

     (3) Transaction effected by Providence Investors, LLC of which Mr. Denton is one of two managing members.


              Transactions in Call and Put Options for Common Stock
                                                                                        Number of Underlying
          Date of Transaction                    Nature of Transaction                 Shares of Common Stock

           March 16, 2001                           Call option from SSP (1)                   120,000
           March 22, 2001                           Purchased Call (1)                           5,000

     (1)  Transaction effected by Providence Capital, Inc.


                 Schedule of Transactions by Edward A. Burkhardt

          Date of Transaction                    Nature of Transaction                   Number of Shares of
                                                                                            Common Stock

           February 12, 2001                         Purchased                                 100,000
           February 22, 2001                         Purchased                                  40,000
           February 23, 2001                         Purchased                                  10,000
           March 21, 2001                            Purchased                                 100,000
                                         ------------------------------------------------------------------
                                                                      Total:                   250,000



                 Schedule of Transactions by Ronald R. Fogleman

         The following transaction was effected by B Bar J Cattle Co. Pension Plan Defined Benefit Plan and Trust of which Ronald R. Fogleman is a Trustee.

          Date of Transaction                    Nature of Transaction                   Number of Shares of
                                                                                            Common Stock

            March 28, 2001                           Purchased                                   1,000



                    Schedule of Transactions by Steven J. Lee

          Date of Transaction                    Nature of Transaction                   Number of Shares of
                                                                                            Common Stock

            March 13, 2001                           Purchased                                  15,000
            March 14, 2001                           Purchased                                  10,000
                                         ------------------------------------------------------------------
                                                                      Total:                    25,000


         If you have any questions concerning this Proxy Statement or need help voting your shares, please call:

                         [Mackenzie Partners, Inc. logo]

                            MACKENZIE PARTNERS, INC.
                                156 Fifth Avenue
                               New York, NY 10010

                       email: proxy@mackenziepartners.com

                          Call Collect: (212) 929-5500
                          or Toll Free: (800) 322-2885
                            Facsimile: (212) 929-0308

PRELIMINARY COPY:  SUBJECT TO COMPLETION
MATERIAL DATED APRIL 13, 2001


REVOCABLE                                                             REVOCABLE
PROXY                                                                     PROXY

                            ICN PHARMACEUTICALS, INC.
                       2001 ANNUAL MEETING OF STOCKHOLDERS

         THIS PROXY IS SOLICITED IN OPPOSITION TO THE BOARD OF DIRECTORS
                    OF ICN PHARMACEUTICALS, INC. ON BEHALF OF
        THE ICN COMMITTEE TO MAXIMIZE SHAREHOLDER VALUE (THE "COMMITTEE")

         The undersigned stockholder of ICN Pharmaceuticals, Inc. (the "Company") hereby appoints Eric Knight, Herbert A. Denton and John K. Kelly, or any one of them, each with full power of substitution, to act as proxies for the undersigned, and to vote all shares of common stock, par value $0.01 per share, of the Company ("Common Stock"), which the undersigned would be entitled to vote if personally present at the 2001 annual meeting of stockholders of the Company and at any and all postponements and adjournments thereof (the "2001 Annual Meeting"), as indicated on this proxy.

         THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES IDENTIFIED ON THIS CARD OR, IN THE EVENT THAT ANY SUCH NOMINEE IS NOT AVAILABLE FOR ELECTION OR UNABLE TO SERVE, SUCH OTHER PERSON AS THE COMMITTEE SHALL PROPOSE. IF ANY OTHER BUSINESS IS PRESENTED AT THE 2001 ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE COMMITTEE KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE 2001 ANNUAL MEETING. THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED WITH RESPECT TO MATTERS COVERED BY THIS PROXY AND THE VOTING OF SHARES OF COMMON STOCK AT THE 2001 ANNUAL MEETING.

             PLEASE SIGN AND DATE ON THE REVERSE AND MAIL THE PROXY
                   CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


1.     ELECTION OF DIRECTORS-NOMINEES OF THE COMMITTEE:    For All Nominees of the Committee   Withhold Authority

       To elect to the Board of Directors of the Company:                 |_|                          |_|
       Edward A. Burkhardt, Ronald R. Fogleman and Steven
       J. Lee.


       Instruction: If you have checked the above "FOR" box, to withhold authority to vote for the election of any individual nominee(s), write the name(s) of such nominee(s) in the following space:


       -------------------------------------------


2. In the discretion of the Proxies appointed hereunder, on such other business as may properly come before the meeting.



    The undersigned acknowledges receipt of the Committee's Proxy Statement.


    Dated:                                      , 2001      IMPORTANT:  PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES
            ------------------------------------            APPEAR HEREON.  IF SIGNING AS AN ATTORNEY, EXECUTOR,
                                                            ADMINISTRATOR, TRUSTEE, GUARDIAN, OR IN SOME OTHER
                                                            REPRESENTATIVE CAPACITY, OR AS AN OFFICER OF A
                                                            CORPORATION, PLEASE INDICATE YOUR CAPACITY OR FULL
                                                            TITLE.  IF STOCK IS HELD JOINTLY, EACH JOINT OWNER
                                                            SHOULD SIGN.


    Signature(s)
                 -------------------------------------


                 -------------------------------------

    YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE, AND PROMPTLY MAIL YOUR PROXY.